4. Premises and Equipment (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Premises And Equipment
Land	$ 3,456	$ 3,700
Buildings and improvements	19,357	19,312
Furniture and equipment	22,315	21,115
Construction in process	381	847
Total premises and equipment	45,509	44,974
Less accumulated depreciation	27,059	25,063
Total net premises and equipment	$ 18,450	$ 19,911